May 29, 2025

BNY MELLON STRATEGIC FUNDS, INC.

BNY Mellon International Stock Fund

Supplement to Current Summary Prospectus and Prospectus

Effective June 30, 2025, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund have been made since the fund's inception in 2006 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for day-to-day management of the fund, who also are the members of Walter Scott's Investment Executive group, are: Roy Leckie, a director of Walter Scott and co-chair of the IMC; Jane Henderson, Managing Director of Walter Scott; Fraser Fox, an investment manager at Walter Scott; and Maxim Skorniakov, an investment manager at Walter Scott.

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Effective June 30, 2025, the following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Investment decisions for the fund have been made since the fund's inception in 2006 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The IMC is a formal sub-committee of Walter Scott's board, which controls and directs the firm's investment activity and research policy and ensures that all portfolio management requirements are met. The members of the Investment Team with the most significant responsibility for day-to-day management of the fund, who also are the members of Walter Scott's Investment Executive group, are: Roy Leckie, Jane Henderson, Fraser Fox and Maxim Skorniakov. Mr. Leckie is a director and co-chair of the IMC at Walter Scott, which he joined in 1995. Ms. Henderson is Managing Director of Walter Scott, which she joined in 1995. Mr. Fox is an investment manager at Walter Scott, which he joined in 2003. Mr. Skorniakov is an investment manager at Walter Scott, which he joined in 2003.

6155STK0525

May 29, 2025

Securities and Exchange Commission
Office of Filings and Information Services
100 F Street, NE
Washington, DC 20549

RE:
BNY Mellon Strategic Funds, Inc.
- BNY Mellon International Stock Fund (the "Fund")
1933 Act Number: 2-88816
1940 Act Number: 811-03940
CIK Number: 0000737520

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, transmitted for filing is the EDGARized version of the supplement, dated May 29, 2025, for the above referenced Fund's current Prospectus and Summary Prospectus.

Please address any comments or questions to my attention at (412) 236-3018.

Sincerely,

/s/ Nicole B. Evoy
Nicole B. Evoy
Associate, Paralegal II